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                                                               Exhibit 10.3.1.f

                         WAIVER EXTENSION AND AGREEMENT
                         ------------------------------

                  WAIVER EXTENSION AND AGREEMENT (this "Waiver"), dated as of February 12, 1999, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "Borrower"), the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent (as amended, the "Agreement").

                                    RECITALS
                                    --------

I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

II. The Borrower, the Agent and the Lenders have heretofore entered into a Waiver and Agreement, dated as of December 29, 1998 (the "Original Waiver"), with respect to certain matters relating to the compliance by the Borrower with certain provisions of the Agreement.

III. The Borrower has requested that the Agent and the Lenders agree to a further waiver of compliance by the Borrower with certain provisions of the Agreement, including an extension of the waiver granted in the Original Waiver, upon the terms and conditions contained herein.

                  Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Required Lenders hereby agree as follows:

                  1. WAIVERS. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 below:

                           (i) The Required Lenders hereby agree that the Waiver
                  Period (as defined in Section 1 of the Original Waiver) shall not expire as of the time provided in the Original Waiver but shall be extended and remain in effect for the period (the "Extended Waiver Period") from the Effective Date (as defined in Section 3 hereof) until March 26, 1999.

                           (ii) The Required Lenders hereby waive, for and
                  during the Extended Waiver Period, compliance by the Borrower with the provisions of Sections 7.11 (Leverage Ratio), 7.12 (Tangible Net Worth), 7.13 (Fixed Charge Coverage Ratio) and
                  7.15 (Current Ratio) of the Agreement and any Defaults or Events of



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                  Default under any of said Sections 7.11, 7.12, 7.13 and 7.15 currently existing in respect of the fiscal quarters of the Borrower ended September 30, 1998 and December 31, 1998 and any other Defaults or Events of Default hereafter arising solely by reason of (a) the restatement of the Borrower's financial statements for any period prior to the September 30, 1998 quarter (any Defaults or Events of Defaults relating to the restatement of the Borrower's financial statements for the September 30, 1998 quarter, including the effects thereof on the Borrower's financial statements for the December 31, 1998 quarter, being waived as provided in the Original Waiver, as extended by this Waiver), (b) the Borrower's financial results for the December 31, 1998 quarter as reflected in the Borrower's financial statements for that period, and/or (c) any ratios or other computations or certifications required to be made, maintained or provided under the Agreement or any other Loan Document (as used in this Waiver, such term shall include, in addition to the documents specified in the definition thereof in the Agreement, the Original Waiver) based upon or in respect of any of the financial statements referenced in the immediately foregoing clauses (a) and (b).

                           (iii) The Required Lenders hereby waive, for and
                  during the Extended Waiver Period, compliance by the Borrower with the due dates established in Sections 7.7(c) and 7.7(d) for the delivery of quarterly financial statements and the associated Compliance Certificate (provided that the Borrower shall, and the Borrower hereby agrees to, deliver the same within five (5) days after its filing of a Quarterly Report on Form 10-Q including such quarterly financial statements) and any Defaults or Events of Default under Section 7.7 currently existing in respect of the fiscal quarters of the Borrower ended September 30, 1998 and December 31, 1998 and any other Defaults or Events of Default hereafter arising solely by reason of any financial statements and/or certifications or other similar documents based thereon or relating thereto required to be provided by the Borrower under the Agreement or any other Loan Document in respect of the fiscal quarter ended December 31, 1998 or any prior period.

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         Unless otherwise agreed to by the Required Lenders in writing, upon the expiration of the Extended Waiver Period, the waivers provided for herein shall be of no further force or effect, and unless as of that time the Borrower is then in compliance with all of the provisions of the Agreement compliance with which is waived in the Original Waiver and in this Waiver, an Event of Default shall exist, and the Lenders may exercise any and all rights and remedies available to any of them under the Agreement, the other Loan Documents or applicable law.

                  2. AGREEMENTS BY THE BORROWER. Anything in the Agreement to the contrary notwithstanding, in consideration of the waivers set forth above, the Borrower hereby agrees as follows during the Extended Waiver
         Period:

                           (i) The obligations of the Borrower under Section 2
                  of the Original Waiver, except as the same may be modified by the terms of this Waiver, shall not be limited to the Waiver Period but shall, as so modified, continue to be performed and observed by the Borrower for and during the Extended Waiver Period.

                           (ii) Unless otherwise agreed to by the Required
                  Lenders in writing, the Borrower agrees that the maximum permitted Aggregate Revolving Credit Exposure shall continue to be determined in accordance with the formula for determining the same set forth in Section 2(i) of the Original Waiver, except that the Sixty Million Dollar ($60,000,000) amount stated in Section 2(i) of the Original Waiver shall hereby be reduced to Fifty-Five Million Dollars ($55,000,000) (such sum being the principal amount of indebtedness presently outstanding under the Agreement), and that it will not request any new Loans or the issuance of any new Letters of Credit under the Agreement.

                  The Borrower agrees that any violation of its agreements set forth above shall constitute a Default under the Agreement. Unless otherwise agreed to in writing by the Borrower, the foregoing agreements of the Borrower shall be of no further force or effect upon the expiration of the Extended Waiver Period.

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                  3. EFFECTIVE DATE. Paragraph 1 and 2 of this Waiver shall not be effective until such date (the "Effective Date") as each of the following conditions shall have been satisfied:

                           (i) The Agent or the Borrower shall have received
                  counterparts of this Amendment executed by the Required Lenders and the current Guarantors.

                           (ii) The Borrower shall have paid the reasonable fees
                  and disbursements of Special Counsel which shall have accrued up to, and properly invoiced to the Borrower no later than, the Effective Date.

                           (iii) On and as of the Effective Date after giving
                  effect to this Waiver, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents (in the case of the affirmation of representations and warranties in
                  Section 4(c) of the Original Waiver, after giving effect to this Waiver in addition to the Original Waiver as there recited) shall be true and correct with the same effect as though such representations and warranties had been made on the Effective Date.

                           (iv) Bank One shall have consented to the waivers and
                  agreements contemplated hereby with respect to the Bank One Credit Line.

                           (v) The Borrower shall have paid to each Lender that
                  has executed a counterpart of this Waiver on or prior to the Effective Date a consent fee equal to 0.25% of such Lender's Revolving Commitment Amount (after giving effect to the reduction in the Aggregate Revolving Commitment Amount referred to in Section 3(iv) of the Original Waiver).

                  4. AFFIRMATION. On each of the date hereof and the Effective Date, the Borrower hereby (a) reaffirms and admits the validity and (subject to the terms of the Original Waiver and this Waiver) enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligations, and (c) represents and warrants that after giving effect hereto and to the Original Waiver (as modified hereby), no Default or Event of Default has occurred and is continuing, and

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         that each of the representations and warranties made by it in the
         Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

                  5. WAIVERS LIMITED. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver or amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be a waiver or amendment in respect of any other term or condition contained in any Loan Document.

                  6. COUNTERPARTS. This Waiver may be executed in any number of counterparts all of which, taken together shall constitute one waiver. In making proof of this waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

                  7. GOVERNING LAW. THIS WAIVER IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Waiver to be executed on its behalf.


                                  TELXON CORPORATION

                                  By: /s/ Kenneth W. Haver
                                     ---------------------------------------
                                         Kenneth W. Haver,
                                         Sr. V. P. & Chief Financial Officer


                                  THE BANK OF NEW YORK, as Agent

                                  By: /s/ Robert J. Joyce
                                     --------------------------------------
                                  Name:   Robert J. Joyce
                                        -----------------------------------
                                  Title:  VP
                                        -----------------------------------

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Each of the following Lenders consents to
the execution and delivery of this Waiver by the Agent, hereby directs the Agent to so execute and deliver this Waiver and agrees to all of the terms and conditions hereof:


THE BANK OF NEW YORK
in its capacity as a Lender, as the
Issuer and as the Swing Line Lender

By:  /s/ Robert J. Joyce
   ----------------------------------
Name:    Robert J. Joyce
     --------------------------------
Title:   VP
      -------------------------------

BANK ONE, NA

By:  /s/ Susan D. Steiger
   ----------------------------------
Name:  Susan D. Steiger
     --------------------------------
Title:  Vice President
      -------------------------------


COMERICA BANK

By:   /s/ Jeffrey J. Judge
   ----------------------------------
Name:     Jeffrey J. Judge
     --------------------------------
Title:    Vice President
      -------------------------------


THE HUNTINGTON NATIONAL BANK

By:     /s/ Timothy M. Ward
   ----------------------------------
Name:       Timothy M. Ward
     --------------------------------
Title:      Vice President
      -------------------------------


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PNC BANK, N.A.

By: /s/ Bryon A. Pike
   ----------------------------------
Name:   Bryon A. Pike
     --------------------------------
Title:  Vice President
      -------------------------------


SOCIETE GENERALE

By: /s/ Joseph A. Philbin
   ----------------------------------
Name: Joseph A. Philbin
     --------------------------------
Title: Director
      -------------------------------


U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Jack L. Quitmeyer
   ----------------------------------
Name:   Jack L. Quitmeyer
     --------------------------------
Title:  Vice President
      -------------------------------


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:   /s/ Walter R. Wolff
   ----------------------------------
Name:     Walter R. Wolff
     --------------------------------
Title:    Joint General Manager
      -------------------------------



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Each of the Guarantors acknowledges the execution and delivery of this Waiver by the Agent and by signing below, indicates its reaffirmation of the Guarantor Obligations (as such term is defined in the Subsidiary Guaranty):


PTC AIRCO, INC.

By:  /s/ Kenneth W. Haver
   -------------------------------------------
       Kenneth W. Haver,
       Sr. V. P. & Chief Financial Officer


META HOLDING CORPORATION

By: /s/ Kenneth W. Haver
   -------------------------------------------
       Kenneth W. Haver,
       Sr. V. P. & Chief Financial Officer


TELETRANSACTION, INC.

By: /s/ Kenneth W. Haver
   -------------------------------------------
       Kenneth W. Haver,
       Sr. V. P. & Chief Financial Officer

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